AXS Merger Fund

Investor Class Shares: GAKAX

Class I Shares: GAKIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated June 26, 2023, to the

Prospectus dated February 1, 2023, as supplemented.

Effective immediately, the following paragraph replaces (i) the first paragraph under the “Summary Section – Principal Investment Strategies” section of the Fund’s Prospectus, and (ii) the first paragraph under the “More About the Fund’s Investment Objective, Principal Investment Strategies and Risks – Principal Investment Strategies” section of the Fund’s Prospectus:

Under normal market conditions, the Fund will invest primarily in equity securities and related derivatives of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The types of equity securities in which the Fund primarily invests include common stocks and preferred stocks of any size market capitalization and may also include real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The Fund may have significant exposure to one or more economic sectors of the market. The Fund may invest without limitation in securities of foreign companies.

Please file this Supplement with your records.